EXHIBIT 23

Consent of Independent Public Accountants

         As independent public accountants, we hereby consent to the incorporation of our report dated June 23, 2000, included in the Kerr-McGee Corporation Employee Stock Ownership Plan 1999 annual report in this Form 11-K, into the Company's previously filed Form S-8 File No. 333-28235.

                                                   (ARTHUR ANDERSEN LLP)
                                                    ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
    June 28, 2000